UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 27, 2005


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Delaware                        000-18730               363688583
          ---------                       ---------               ---------
(State or other jurisdiction of        (Commission File         (IRS Employer
   incorporation) Number)                                    Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 27, 2005, Arthur Portugal was appointed as President of Klever Marketing, Inc. Arthur will receive cash and stock consideration in accordance with his employment contract. Arthur will replace Danny Warner, who has been serving as interim president since August of 2005. Danny will continue on with the Company serving as EVP of Business Development. The Klever Marketing Board also appointed Ted C. File as a member on December 6, 2005.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            Klever Marketing, Inc.


Date: January 4, 2006                       By: /s/ Danny L. Warner
                                                -------------------
                                            Executive Vice-President